
F118                                                               F28                   H28            J28                L28
BANK OF NEW YORK                                                 DETERMINATION DATE:                 03-FEB-00
MANUFACTURED HOUSING CONTRACTS                                   REMITTANCE DATE:                    07-FEB-00
SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES                    FOR THE PERIOD ENDED:               25-JAN-00
SERIES 1999D                                                     LOCK-OUT DATE:                         DEC-03

INFORMATION FOR CLAUSES (A) THROUGH (S) SECTION 7.01 -   GROUP I

                                                                 CLASS I A-1         CLASS I A-2     CLASS I A-3      CLASS I A-4

 (a)  Class I A and Class I B Distribution Amounts               1,347,371.17        176,054.17      152,966.67        155,446.30

 (b)  Formula Principal Distribution Amount
 (a)  Scheduled Principal Due                                      370,751.40
 (b)  Partial Prepayments Received                                  28,056.15
 (c)  Principal Payments in Full (Scheduled Balance)               740,953.21
 (d)  Liquidated Contract Scheduled Balance                              0.00
 (e)  Section 3.05 Purchase Scheduled Balance                            0.00
 (f)  Previously Undistributed Shortfalls in (a) through (e)             0.00
                                                                -------------     -------------   -------------     -------------
 Total Principal Distribution                                    1,139,760.76              0.00            0.00              0.00

 (c)  Interest Distribution                                        207,610.41        176,054.17      152,966.67        155,446.30
      Unpaid Interest Shortfall                                          0.00              0.00            0.00              0.00
                                                                -------------     -------------   -------------     -------------
 Total Interest Distribution                                       207,610.41        176,054.17      152,966.67        155,446.30

 (d)  Beginning Class I A and Class I B Principal
         Balance                                                40,232,951.10     31,000,000.00   26,000,000.00     25,483,000.00
      Less: Principal Distribution                               1,139,760.76              0.00            0.00              0.00
                                                                -------------     -------------   -------------     -------------
      Remaining Class A and Class B Principal
         Balance                                                39,093,190.34     31,000,000.00   26,000,000.00     25,483,000.00

 (e)  Fees Due Servicer
      Monthly Servicing Fee                                              0.00          (h)         Pool Factor
      Section 8.06 Reimbursement Amount                                  0.00       CLASS I A-1      0.90914396
      Section 6.02 Reimbursement Amount                             14,298.00       CLASS I A-2      1.00000000
      Reimburseable Fees                                                 0.00       CLASS I A-3      1.00000000
                                                                -------------       CLASS I A-4      1.00000000
 Total Fees Due Servicer                                            14,298.00       CLASS I A-5      1.00000000
                                                                                    CLASS I M-1      1.00000000
                                                       NO. OF   UNPAID PRINCIPAL    CLASS I B-1      1.00000000
 (f)  Delinquency                                     CONTRACTS      BALANCE        CLASS I B-2      1.00000000

       31-59 Days Delinquent                             82         2,949,761
       60-89 Days Delinquent                             14           410,328
        90+ Days Delinquent                               9           382,250

      3-Month Avg Thirty-day Delinquency Ratio   3.10%
      3-Month Avg Sixty-day Delinquency Ratio    0.32%

 (g)  Section 3.05 Repurchases                                           0.00

 (i)  Class R Distribution Amount                                        0.00
      Reposession Profits                                                0.00

 (j)  Principal Balance of Contracts in Repossession               386,910.30

 (k)  Aggregate Net Liquidation Losses                                   0.00

 (l)  (x) Class B-2 Formula Distribution Amount                     73,427.08
      (Y) Remaining Amount Available                               430,699.13
                                                                 ------------
      Amount of (x) over (y)                                             0.00

 (m)  Class B-2 Liquidation Loss Amount                                  0.00

 (n)  Guarantee Payment                                                  0.00

 (o)  Unadvanced Shortfalls                                              0.00

                                                         NO.     $
 (p)  Units Repossessed                                   9        331,950.81

 (q)  Principal Prepayments Paid                                   769,009.36

 (r)  Scheduled Principal Payments                                 370,751.40

 (s)  Weighted Average Interest Rate                                    10.46%




F118                                                                               N28            P28         R28            T28
BANK OF NEW YORK
MANUFACTURED HOUSING CONTRACTS
SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES
SERIES 1999D

INFORMATION FOR CLAUSES (A) THROUGH (S) SECTION 7.01 -   GROUP I

                                                                               CLASS I A-5   CLASS I M-1  CLASS I B-1    CLASS I B-2

 (a)  Class I A and Class I B Distribution Amounts                               45,056.55     41,571.54    45,186.46      73,427.08

 (b)  Formula Principal Distribution Amount
 (a)  Scheduled Principal Due
 (b)  Partial Prepayments Received
 (c)  Principal Payments in Full (Scheduled Balance)
 (d)  Liquidated Contract Scheduled Balance
 (e)  Section 3.05 Purchase Scheduled Balance
 (f)  Previously Undistributed Shortfalls in (a) through (e)
                                                                             -------------  ------------ ------------  -------------
 Total Principal Distribution                                                         0.00          0.00         0.00           0.00

 (c)  Interest Distribution                                                      45,056.55     41,571.54    45,186.46      73,427.08
      Unpaid Interest Shortfall                                                       0.00          0.00         0.00           0.00
                                                                             -------------  ------------ ------------  -------------
 Total Interest Distribution                                                     45,056.55     41,571.54    45,186.46      73,427.08

 (d)  Beginning Class I A and Class I B Principal
         Balance                                                              6,972,000.00  6,197,000.00 6,197,000.00  10,070,000.00
      Less: Principal Distribution                                                    0.00          0.00         0.00           0.00
                                                                             -------------  ------------ ------------  -------------
      Remaining Class A and Class B Principal
         Balance                                                              6,972,000.00  6,197,000.00 6,197,000.00  10,070,000.00

 (e)  Fees Due Servicer
      Monthly Servicing Fee                                                 Original Balance       Rate
      Section 8.06 Reimbursement Amount                                      43,000,000.00       5.9925%      5.79250%    Libor
      Section 6.02 Reimbursement Amount                                      31,000,000.00       6.8150%         0.20%    Spread
      Reimburseable Fees                                                     26,000,000.00       7.0600%
                                                                              5,483,000.00       7.3200%
 Total Fees Due Servicer                                                      6,972,000.00       7.7550%
                                                                              6,197,000.00       8.0500%
                                                   NO. OF   UNPAID PRINCIPAL  6,197,000.00       8.7500%
 (f)  Delinquency                                 CONTRACTS      BALANCE     10,070,000.00       8.7500%

       31-59 Days Delinquent
       60-89 Days Delinquent
        90+ Days Delinquent

      3-Month Avg Thirty-day Delinquency Ratio 3.10%
      3-Month Avg Sixty-day Delinquency Ratio  0.32%




F118
BANK OF NEW YORK
MANUFACTURED HOUSING CONTRACTS
SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES
SERIES 1999D

INFORMATION FOR CLAUSES (A) THROUGH (S) SECTION 7.01 -   GROUP I

 (a)  Class I A and Class I B Distribution Amounts

 (b)  Formula Principal Distribution Amount
 (a)  Scheduled Principal Due
 (b)  Partial Prepayments Received
 (c)  Principal Payments in Full (Scheduled Balance)
 (d)  Liquidated Contract Scheduled Balance
 (e)  Section 3.05 Purchase Scheduled Balance
 (f)  Previously Undistributed Shortfalls in (a) through (e)

 Total Principal Distribution
                                                                               897,319.18
 (c)  Interest Distribution                                                  1,254,591.23
      Unpaid Interest Shortfall

 Total Interest Distribution
                                                                                                  When
 (d)  Beginning Class I A and Class I B Principal
         Balance                                                                                   151,012,190.34
      Less: Principal Distribution                                           1,139,760.76         is less than

      Remaining Class A and Class B Principal                                                      154,919,000.00
         Balance                                                                                             0.10
                                                                                                     5,491,900.00
 (e)  Fees Due Servicer
      Monthly Servicing Fee                                                                         We can prepay
      Section 8.06 Reimbursement Amount                                                      Rate
      Section 6.02 Reimbursement Amount                                         CLASS A-1   5.993%  40,232,951.10   2,410,960
      Reimburseable Fees                                                        CLASS A-2   6.815%  31,000,000.00   2,112,650
                                                                                CLASS A-3   7.060%  26,000,000.00   1,835,600
 Total Fees Due Servicer                                                        CLASS A-4   7.320%  25,483,000.00   1,865,356
                                                                                CLASS A-5   7.755%   6,972,000.00     540,679
                                                   NO. OF   UNPAID PRINCIPAL    CLASS A-6   8.050%   6,197,000.00     498,859
 (f)  Delinquency                                 CONTRACTS      BALANCE        CLASS B-1   8.750%   6,197,000.00     542,238
                                                                                CLASS B-2   8.750%  10,070,000.00     881,125
       31-59 Days Delinquent
       60-89 Days Delinquent                                                                       152,151,951.10   10,687,46  7.02%
        90+ Days Delinquent

      3-Month Avg Thirty-day Delinquency Ratio 3.10%
      3-Month Avg Sixty-day Delinquency Ratio  0.32%




BANK OF NEW YORK                                                 DETERMINATION DATE:                 03-FEB-00
MANUFACTURED HOUSING CONTRACTS                                   REMITTANCE DATE:                    07-FEB-00
SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES                    FOR THE PERIOD ENDED:               25-JAN-00
SERIES 1999D                                                     LOCK-OUT DATE:                         DEC-03


                 Computation of Available Distribution Amount

(i)   Certificate Account Balance at Monthly Cutoff-Vanderbilt                                  2,224,049.00
      Certificate Account Balance at Monthly Cutoff-SubServicer-21st                              288,376.27
(ii)  Monthly Advance Made                                                                              0.00
(iii) Section 5.05 Certificate Fund Income-Vanderbilt                                               6,946.69
(iii) Section 5.05 Certificate Fund Income-Subservicer-21st                                           705.82
(v)   Principal Due Holders                                                                             0.00
Less:
(i)   Scheduled Payments of Principal and Interest
      Due Subsequent to the Due Period-Vanderbilt                                                  97,983.98
(i)   Scheduled Payments of Principal and Interest
      Due Subsequent to the Due Period-Subservicer-21st                                            13,443.81
(ii)  Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                                            0.00
   (ii)  Reimbursement for Taxes from Liquidation Proceeds                                              0.00
   (iii) Monthly Servicing Fee                                                                          0.00
   (iv)  Reimburseable Liquidation Expenses                                                        14,298.00
   (V)   Section 6.04 (C) Reimbursement                                                                 0.00
   (vi)  Section 8.06 Reimbursement                                                                     0.00
   (vii) Amounts Not Required to be Deposited-Subservicer-21st                                          0.00

Total Due Servicer                                                                                 14,298.00

Available Distrubution Amount-Vanderbilt                                                        2,118,713.71
Available Distrubution Amount-Subservicer-21st                                                    275,638.28
To Class A and B                                                                                2,037,079.94

Monthly Excess Cashflow                                                                           357,272.05

Weighted Average Remaining Term (Months)                                                              230.00

      Scheduled Balance Computation

      Prior Month Balance                                                                     152,151,951.10

      Current Balance                                               151,033,581.94
           Adv Principal                                                 27,796.38
           Del Principal                                                 49,187.98
      Pool Scheduled Balance                                                                  151,012,190.34

      Principal Payments in Full                                        740,953.21
      Partial Prepayments                                                28,056.15

      Scheduled Principal                                               370,751.40

      Collateral Balance                                                                      151,033,581.94



F130                                                                        F29             H29            J29              L29

BANK OF NEW YORK                                                       DETERMINATION DATE:              03-FEB-00
MANUFACTURED HOUSING CONTRACTS                                         REMITTANCE DATE:                 07-FEB-00
SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES SERIES 1999D             FOR THE PERIOD ENDED:            25-JAN-00
                                                                       LOCK-OUT DATE:                      DEC-03

INFORMATION FOR CLAUSES (V) THROUGH (AP), SECTION 7.01 -   GROUP II

                                                                       CLASS II A-1     CLASS II B-1  CLASS II B-2     CLASS II B-3

 (v)  Class II A and Class II B Distribution Amounts                   2,322,883.91       73,721.24     24,411.28        40,743.27

 (w)  Formula Principal Distribution Amount
      (a) Scheduled Principal Due                                        222,343.69
      (b) Partial Prepayments Received                                   124,421.27
      (c) Principal Payments in Full (Scheduled Balance)                 798,596.97
      (d) Liquidated Contract Scheduled Balance                                0.00
      (e) Section 3.05 Purchase Scheduled Balance                              0.00
      (f) Previously Undistributed Shortfalls in
          (A) through (E)                                                      0.00
      (g) Accelerated Principal Payment                                  672,740.73
                                                                     --------------   -------------  ------------     ------------
 Total Principal Distribution                                          1,818,102.66            0.00          0.00             0.00

 (x)  Interest Distribution                                              504,781.25       73,721.24     24,411.28        40,743.27
      Unpaid Interest Shortfall                                                0.00            0.00          0.00             0.00
                                                                     --------------   -------------  ------------     ------------
 Total Interest Distribution                                             504,781.25       73,721.24     24,411.28        40,743.27


 (Y)  Beginning Class I A and Class I B Principal Balance             95,433,061.89   13,227,000.00  3,969,000.00     5,291,000.00
      Less: Principal Distribution                                     1,818,102.66            0.00          0.00             0.00
                                                                     --------------   -------------  ------------     ------------
      Remaining Class a and Class B Principal Balance                 93,614,959.23   13,227,000.00  3,969,000.00     5,291,000.00

 (Z)  Fees Due Servicer

      Monthly Servicing Fee                                                    0.00      (AC)        Pool Factor    Original Balance
      Section 8.06 Reimbursement Amount                                        0.00    CLASS II A-1    0.93128827   100,522,000.00
      Section 6.02 ReimbUrsement Amount                                   20,000.00    CLASS II B-1    1.00000000    13,227,000.00
      Reimburseable Fees                                                       0.00    CLASS II B-2    1.00000000     3,969,000.00
                                                                                       CLASS II B-3    1.00000000     5,291,000.00
                                                                     --------------
 Total Fees Due Servicer                                                  20,000.00    CLASS II B-4    1.00000000     9,259,000.00


F130                                                               N29

BANK OF NEW YORK
MANUFACTURED HOUSING CONTRACTS
SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES SERIES 1999D

INFORMATION FOR CLAUSES (V) THROUGH (AP), SECTION 7.01 - GROUP II

                                                             CLASS II B-4

 (v)  Class II A and Class II B Distribution Amounts           72,096.10

 (w)  Formula Principal Distribution Amount
      (a) Scheduled Principal Due
      (b) Partial Prepayments Received
      (c) Principal Payments in Full (Scheduled Balance)
      (d) Liquidated Contract Scheduled Balance
      (e) Section 3.05 Purchase Scheduled Balance
      (f) Previously Undistributed Shortfalls in
          (A) through (E)
      (g) Accelerated Principal Payment
                                                          --------------
 Total Principal Distribution                                       0.00

 (x)  Interest Distribution                                    72,096.10     715,753.14
      Unpaid Interest Shortfall                                     0.00
                                                           -------------
 Total Interest Distribution                                   72,096.10                  When
                                                                                          125,360,959.23

 (Y)  Beginning Class I A and Class I B Principal Balance   9,259,000.00                  Is Less Than
      Less: Principal Distribution                                  0.00    1,818,102.66 123,009,000.00
                                                          --------------                         X
      Remaining Class A and Class B Principal Balance       9,259,000.00                           0.10
                                                                                          12,300,900.00
 (Z)  Fees Due Servicer                                                                     We can prepaid
      Monthly Servicing Fee                                           Rate       Libor       Spread
      Section 8.06 Reimbursement Amount                               6.1425%   5.79250%           0.35%  95,433,062 5,861,976
      Section 6.02 ReimbUrsement Amount                               6.4725%                      0.68%  13,227,000   856,118
      Reimburseable Fees                                              7.1425%                      1.35%   3,969,000   283,486
                                                                      8.9425%                      3.15%   5,291,000   473,148
                                                                                                         ---------------------
 Total Fees Due Servicer                                              9.0425%                      3.25% 117,920,062 7,474,727 6.34%


                                                          No. of      Unpaid Principal
(aa)  Delinquency                                       Contracts         Balance
      31-59 Days Delinquent                                  111          4,087,037
      60-89 Days Delinquent                                   30          1,253,542
       90+ Days Delinquent                                     3            101,238

      3-Month Avg Thirty-Day Delinquency  2.10%
      3-Month Avg Sixty-Day Delinquency   0.50%

(ab)  Section 3.05 Repurchases                                                 0.00

(ad)  Class R Distribution Amount                                              0.00
      Reposession Profits                                                      0.00

(ae)  Principal Balance of Contracts in Repossession                      95,949.54

(af)  Aggregate Net Liquidation Losses                                         0.00

(ag)  (x) Class B-3 Formula Distribution Amount                           40,743.27
      (y) Remaining Amount Available                                     315,468.68
                                                                       ------------
      Amount of (x) over (y)                                                   0.00

(ah)  Class B-2 Liquidation Loss Amount                                        0.00

(ai)  Guarantee Payment                                                        0.00

(aj)  Unadvanced Shortfalls                                                    0.00
                                                              No.      $
(ak)  Units Repossessed                                        4         103,799.48

(al)  Principal Prepayments Paid                                         923,018.24

(am)  Scheduled Principal Payments                                       222,343.69

(an)  Weighted Average Interest Rate                                          10.17%


F130                                                                              F29             H29            J29           L29

BANK OF NEW YORK                                                            DETERMINATION DATE:              03-FEB-00
MANUFACTURED HOUSING CONTRACTS                                              REMITTANCE DATE:                 07-FEB-00
SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES SERIES 1999D                  FOR THE PERIOD ENDED:            25-JAN-00
                                                                            LOCK-OUT DATE:                      DEC-03

                  Computation of Available Distribution Amount

(i)   Certificate Account Balance at Monthly Cutoff-Vanderbilt                 2,231,709.11
(ii)  Monthly Advance Made                                                             0.00
(iii) Section 5.05 Certificate Fund Income-Vanderbilt                              7,021.53
(v)   Principal Due Holders                                                            0.00
Less:
(i)   Scheduled Payments of Principal and Interest
      Due Subsequent to the Due Period-Vanderbilt                                 42,146.89
(ii)  Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                           0.00
   (ii)  Reimbursement for Taxes From Liquidation Proceeds                             0.00
   (iii) Monthly Servicing Fee                                                         0.00
   (iv)  Reimburseable Liquidation Expenses                                       20,000.00
   (v)   Section 6.04 (C) Reimbursement                                                0.00
   (vi)  Section 8.06 Reimbursement                                                    0.00
   (vii) Amounts Not Required to be Deposited-Subservicer                              0.00

TOtal Due Servicer                                                                20,000.00

Available Distrubution Amount                                                  2,176,583.75
to Class a and B - Scheduled Principal and Interest                            1,861,115.07

Monthly Excess Cashflow Class II                                                 315,468.68
Monthly Excess Cashflow Class I                                                  357,272.05

Accelerated Principal Payment                                                    672,740.73

Weighted Average Remaining Term (Months)                                             235.00

      Scheduled Balance Computation

      Prior Month Balance                                                    128,963,519.35

      Current Balance                                  127,863,699.81
               Adv Principal                                 7,689.08
               Del Principal                                53,231.47
      Pool Scheduled Balance                                                 127,818,157.42

      Principal Payments in Full                           798,596.97
      Partial Prepayments                                  124,421.27

      Scheduled Principal                                  222,343.69

      Collateral Balance                                                     127,863,699.81

      Overcollateralization Amount                                                2,457,198
      Required Overcollateralization Amount                                       4,629,411